Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited)
Fourth Quarter 2025

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information*	2

Consolidated Balance Sheets	3

Loans	4

Deposits	6

Consolidated Statements of Income	8

Consolidated Average Daily Balances and Yield / Rate Analysis	10

Pre-Tax Pre-Provision Income ("PPI")* and Adjusted PPI*	13

Non-Interest Income, Service Charges on Deposit Accounts by Segment, Wealth Management Income, Capital Markets Income, and Mortgage Income	14

Non-Interest Expense and Salaries and Benefits Expense	16

Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures*
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, Adjusted Total Revenue, Adjusted Net Income Available to Common Shareholders, Adjusted Diluted EPS, Return Ratios, Tangible Common Ratios, and Common Equity Tier 1 (CET1) Ratios	17

Asset Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	22
Non-Performing Loans (excludes loans held for sale), Early and Late Stage Delinquencies	24

Forward-Looking Statements	25

*Use of non-GAAP financial measures
Regions believes that the presentation of non-GAAP financial measures provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in assessing the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders. Additionally, our non-GAAP financial measures may not be comparable to similar non-GAAP financial measures used by other companies and there is no certainty that we will not incur expenses in the future that are similar to those excluded in the calculations on non-GAAP financial measures presented herein.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Earnings Summary
Interest income - taxable equivalent	$1,781	$1,808	$1,796	$1,737	$1,815
Interest expense - taxable equivalent	487	539	525	531	572
Net interest income - taxable equivalent	1,294	1,269	1,271	1,206	1,243
Less: Taxable-equivalent adjustment	13	12	12	12	13
Net interest income	1,281	1,257	1,259	1,194	1,230
Provision for credit losses	115	105	126	124	120
Net interest income after provision for credit losses	1,166	1,152	1,133	1,070	1,110
Non-interest income	640	659	646	590	585
Non-interest expense	1,098	1,103	1,073	1,039	1,038
Income before income taxes	708	708	706	621	657
Income tax expense	174	139	143	131	123
Net income	$534	$569	$563	$490	$534
Net income available to common shareholders	$514	$548	$534	$465	$508
Adjusted net income available to common shareholders (non-GAAP) (1)	$504	$561	$538	$487	$538

Weighted-average shares outstanding—during quarter:
Basic	875	890	898	906	911
Diluted	880	894	900	910	915

Basic earnings per common share	$0.59	$0.62	$0.59	$0.51	$0.56
Diluted earnings per common share	$0.58	$0.61	$0.59	$0.51	$0.56
Adjusted diluted earnings per common share (non-GAAP) (1)	$0.57	$0.63	$0.60	$0.54	$0.59

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$95,637	$96,125	$96,723	$95,733	$96,727
Allowance for credit losses	(1,686)	(1,713)	(1,743)	(1,730)	(1,729)
Assets	159,553	159,940	159,206	159,846	157,302
Deposits	131,128	130,334	130,919	130,971	127,603
Long-term borrowings	4,134	4,785	5,279	6,019	5,993
Shareholders' equity	19,043	19,049	18,666	18,530	17,879
Average balances
Loans, net of unearned income	$95,651	$96,647	$96,077	$96,122	$96,408
Assets	158,107	159,089	157,974	156,876	156,508
Deposits	129,850	129,575	129,444	127,687	126,493
Long-term borrowings	4,524	5,527	5,660	6,001	6,025
Shareholders' equity	18,986	18,688	18,350	18,127	18,042
_____
(1) See reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on page 19.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Selected Ratios and Other Information

As of and for Quarter Ended
	12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024
Return on average assets* (1)	1.34%	%	1.42%	%	1.43%	%	1.27%	%	1.36%	%
Return on average common shareholders' equity*	11.58%	%	12.56%	%	12.72%	%	11.49%	%	12.39%	%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	17.17%	%	18.81%	%	19.34%	%	17.72%	%	19.19%	%
Adjusted return on average tangible common shareholders' equity (non-GAAP) *(2)	16.84%	%	19.24%	%	19.48%	%	18.58%	%	20.30%	%
Efficiency ratio	56.8%	%	57.2%	%	56.0%	%	57.9%	%	56.8%	%
Adjusted efficiency ratio (non-GAAP) (2)	57.5%	%	56.9%	%	56.0%	%	56.8%	%	55.4%	%
Dividend payout ratio (3)	44.8%	%	43.0%	%	42.0%	%	48.6%	%	44.7%	%
Common book value per share	$20.36		$19.98		$19.35		$18.70		$17.77
Tangible common book value per share (non-GAAP) (2)	$13.75		$13.49		$12.91		$12.29		$11.42
Total shareholders' equity to total assets	11.94%	%	11.91%	%	11.72%	%	11.59%	%	11.37%	%
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	7.76%	%	7.74%	%	7.52%	%	7.17%	%	6.86%	%
Common equity Tier 1 (4)	$13,486		$13,620		$13,533		$13,355		$13,434
Total risk-weighted assets (4)	$125,311		$125,386		$125,755		$123,755		$124,440
Common equity Tier 1 ratio (4)	10.8%	%	10.9%	%	10.8%	%	10.8%	%	10.8%	%
Common equity Tier 1 ratio (inclusive of AOCI) (non-GAAP) (2)(4)	9.6%	%	9.6%	%	9.3%	%	9.1%	%	8.8%	%
Tier 1 capital ratio (4)	11.9%	%	12.0%	%	11.9%	%	12.2%	%	12.2%	%
Total risk-based capital ratio (4)	13.7%	%	13.8%	%	13.7%	%	14.1%	%	14.1%	%
Leverage ratio (4)	9.7%	%	9.7%	%	9.7%	%	9.8%	%	9.9%	%
Effective tax rate	24.5%	%	19.7%	%	20.3%	%	21.1%	%	18.9%	%
Allowance for credit losses as a percentage of loans, net of unearned income	1.76%	%	1.78%	%	1.80%	%	1.81%	%	1.79%	%
Allowance for credit losses to non-performing loans, excluding loans held for sale	242%	%	226%	%	225%	%	205%	%	186%	%
Net interest margin (FTE)*	3.70%	%	3.59%	%	3.65%	%	3.52%	%	3.55%	%
Loans, net of unearned income, to total deposits	72.9%	%	73.8%	%	73.9%	%	73.1%	%	75.8%	%
Net charge-offs as a percentage of average loans*	0.59%	%	0.55%	%	0.47%	%	0.52%	%	0.49%	%
Non-performing loans, excluding loans held for sale, as a percentage of loans	0.73%	%	0.79%	%	0.80%	%	0.88%	%	0.96%	%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, and non-performing loans held for sale	0.75%	%	0.82%	%	0.84%	%	0.92%	%	0.97%	%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, and non-performing loans held for sale (5)	0.94%	%	0.98%	%	1.01%	%	1.11%	%	1.15%	%
Associate headcount—full-time equivalent	19,969		19,675		19,642		19,541		19,644
ATMs	1,786		1,874		1,996		2,008		2,011
Branch Statistics
Full service	1,222		1,223		1,224		1,224		1,227
Drive-through/transaction service only	25		25		26		25		26
Total branch outlets	1,247		1,248		1,250		1,249		1,253

Year Ended December 31
	2025		2024
Return on average assets (1)	1.36%	%	1.23%	%
Return on average common shareholders' equity	12.09%	%	11.24%	%
Return on average tangible common shareholders’ equity (non-GAAP) (2)	18.25%	%	17.77%	%
Adjusted return on average tangible common shareholders' equity (non-GAAP) (2)	18.51%	%	19.55%	%
Efficiency ratio	56.9%	%	59.5%	%
Adjusted efficiency ratio (non-GAAP) (2)	56.8%	%	57.6%	%
Dividend payout ratio (3)	44.4%	%	50.5%	%
Effective tax rate	21.4%	%	19.6%	%
Net interest margin (FTE)	3.61%	%	3.54%	%
Net charge-offs as a percentage of average loans	0.53%	%	0.47%	%
*Annualized
(1)Calculated by dividing net income by average assets.
(2)See reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pages 13, 17, 19, and 21.
(3)Dividend payout ratio reflects dividends declared within the applicable period.
(4)Current quarter Common equity Tier 1 as well as Total risk-weighted assets, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.
(5)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 24 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Consolidated Balance Sheets

	As of
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Assets:
Cash and due from banks	$3,112	$3,073	$3,245	$3,287	$2,893
Interest-bearing deposits in other banks	7,795	9,026	7,930	11,029	7,819
Debt securities held to maturity	5,606	5,769	5,972	5,195	4,427
Debt securities available for sale	27,560	26,886	26,333	25,942	26,224
Loans held for sale	511	573	594	345	594
Loans, net of unearned income	95,637	96,125	96,723	95,733	96,727
Allowance for loan losses	(1,556)	(1,581)	(1,612)	(1,613)	(1,613)
Net loans	94,081	94,544	95,111	94,120	95,114
Other earning assets	1,703	1,513	1,682	1,412	1,616
Premises and equipment, net	1,659	1,742	1,755	1,726	1,673
Interest receivable	571	574	574	583	572
Goodwill	5,733	5,733	5,733	5,733	5,733
Residential mortgage servicing rights at fair value (MSRs)	970	976	988	979	1,007
Other identifiable intangible assets, net	140	146	153	161	169
Other assets	10,112	9,385	9,136	9,334	9,461
Total assets	$159,553	$159,940	$159,206	$159,846	$157,302
Liabilities and Equity:
Deposits:
Non-interest-bearing	$39,530	$39,768	$40,209	$40,443	$39,138
Interest-bearing	91,598	90,566	90,710	90,528	88,465
Total deposits	131,128	130,334	130,919	130,971	127,603
Borrowed funds:
Short-term borrowings	750	1,300	—	—	500
Long-term borrowings	4,134	4,785	5,279	6,019	5,993
Other liabilities	4,438	4,426	4,302	4,289	5,296
Total liabilities	140,450	140,845	140,500	141,279	139,392
Equity:
Preferred stock, non-cumulative perpetual	1,369	1,369	1,369	1,715	1,715
Common stock	9	9	9	9	9
Additional paid-in capital	10,366	10,780	11,017	11,161	11,394
Retained earnings	10,205	9,922	9,609	9,299	9,060
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	(1,535)	(1,660)	(1,967)	(2,283)	(2,928)
Total shareholders’ equity	19,043	19,049	18,666	18,530	17,879
Noncontrolling interest	60	46	40	37	31
Total equity	19,103	19,095	18,706	18,567	17,910
Total liabilities and equity	$159,553	$159,940	$159,206	$159,846	$157,302

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
End of Period Loans

	As of
						12/31/2025			12/31/2025
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	vs. 9/30/2025			vs. 12/31/2024
Commercial and industrial	$48,790	$49,234	$49,586	$48,879	$49,671	$(444)	(0.9)%	%	$(881)	(1.8)%	%
Commercial real estate mortgage—owner-occupied	4,845	4,835	4,890	4,849	4,841	10	0.2%	%	4	0.1%	%
Commercial real estate construction—owner-occupied	263	285	275	316	333	(22)	(7.7)%	%	(70)	(21.0)%	%
Total commercial	53,898	54,354	54,751	54,044	54,845	(456)	(0.8)%	%	(947)	(1.7)%	%
Commercial investor real estate mortgage	7,172	7,122	6,949	6,376	6,567	50	0.7%	%	605	9.2%	%
Commercial investor real estate construction	1,934	1,948	2,149	2,457	2,143	(14)	(0.7)%	%	(209)	(9.8)%	%
Total investor real estate	9,106	9,070	9,098	8,833	8,710	36	0.4%	%	396	4.5%	%
Total business	63,004	63,424	63,849	62,877	63,555	(420)	(0.7)%	%	(551)	(0.9)%	%
Residential first mortgage	19,765	19,881	20,020	20,000	20,094	(116)	(0.6)%	%	(329)	(1.6)%	%
Home equity—lines of credit (1)	3,232	3,209	3,184	3,130	3,150	23	0.7%	%	82	2.6%	%
Home equity—closed-end (2)	2,324	2,340	2,352	2,371	2,390	(16)	(0.7)%	%	(66)	(2.8)%	%
Consumer credit card	1,519	1,437	1,415	1,384	1,445	82	5.7%	%	74	5.1%	%
Other consumer (3)(4)	5,793	5,834	5,903	5,971	6,093	(41)	(0.7)%	%	(300)	(4.9)%	%
Total consumer	32,633	32,701	32,874	32,856	33,172	(68)	(0.2)%	%	(539)	(1.6)%	%
Total Loans	$95,637	$96,125	$96,723	$95,733	$96,727	$(488)	(0.5)%	%	$(1,090)	(1.1)%	%
______
(1)     The balance of Regions' home equity lines of credit consists of $1,410 million of first lien and $1,822 million of second lien at 12/31/2025.
(2)    The balance of Regions' closed-end home equity loans consists of $1,751 million of first lien and $573 million of second lien at 12/31/2025.
(3)    Starting in 2025, other consumer loans also includes exit portfolios, which were previously presented separately.
(4)    Other consumer loans also include Regions' Home Improvement Financing portfolio balances of $4.9 billion at 12/31/2025, $5.0 billion at 9/30/2025, $5.0 billion at 6/30/2025, $5.1 billion at 3/31/2025 and $5.2 billion at 12/31/2024.

As of
End of Period Loans by Percentage(1)	12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024
Commercial and industrial	51.0%	%	51.2%	%	51.3%	%	51.1%	%	51.4%	%
Commercial real estate mortgage—owner-occupied	5.1%	%	5.0%	%	5.1%	%	5.1%	%	5.0%	%
Commercial real estate construction—owner-occupied	0.3%	%	0.3%	%	0.3%	%	0.3%	%	0.3%	%
Total commercial	56.4%	%	56.5%	%	56.6%	%	56.5%	%	56.7%	%
Commercial investor real estate mortgage	7.5%	%	7.4%	%	7.2%	%	6.7%	%	6.8%	%
Commercial investor real estate construction	2.0%	%	2.0%	%	2.2%	%	2.6%	%	2.2%	%
Total investor real estate	9.5%	%	9.4%	%	9.4%	%	9.2%	%	9.0%	%
Total business	65.9%	%	66.0%	%	66.0%	%	65.7%	%	65.7%	%
Residential first mortgage	20.7%	%	20.7%	%	20.7%	%	20.9%	%	20.8%	%
Home equity—lines of credit	3.4%	%	3.3%	%	3.3%	%	3.3%	%	3.3%	%
Home equity—closed-end	2.4%	%	2.4%	%	2.4%	%	2.5%	%	2.5%	%
Consumer credit card	1.6%	%	1.5%	%	1.5%	%	1.4%	%	1.5%	%
Other consumer	6.1%	%	6.1%	%	6.1%	%	6.2%	%	6.3%	%
Total consumer	34.1%	%	34.0%	%	34.0%	%	34.3%	%	34.3%	%
Total Loans	100.0%	%	100.0%	%	100.0%	%	100.0%	%	100.0%	%
(1)Amounts have been calculated using whole dollar values, and therefore such amounts may not add to total amounts.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Average Balances of Loans

	Average Balances
($ amounts in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Commercial and industrial	$48,769	$49,588	$49,033	$49,209	$49,357	$(819)	(1.7)%	%	$(588)	(1.2)%	%
Commercial real estate mortgage—owner-occupied	4,866	4,860	4,900	4,863	4,869	6	0.1%	%	(3)	(0.1)%	%
Commercial real estate construction—owner-occupied	260	274	270	317	343	(14)	(5.1)%	%	(83)	(24.2)%	%
Total commercial	53,895	54,722	54,203	54,389	54,569	(827)	(1.5)%	%	(674)	(1.2)%	%
Commercial investor real estate mortgage	7,210	7,087	6,805	6,484	6,491	123	1.7%	%	719	11.1%	%
Commercial investor real estate construction	1,906	2,051	2,204	2,267	2,165	(145)	(7.1)%	%	(259)	(12.0)%	%
Total investor real estate	9,116	9,138	9,009	8,751	8,656	(22)	(0.2)%	%	460	5.3%	%
Total business	63,011	63,860	63,212	63,140	63,225	(849)	(1.3)%	%	(214)	(0.3)%	%
Residential first mortgage	19,822	19,944	19,992	20,037	20,107	(122)	(0.6)%	%	(285)	(1.4)%	%
Home equity—lines of credit	3,219	3,197	3,168	3,135	3,135	22	0.7%	%	84	2.7%	%
Home equity—closed-end	2,327	2,341	2,357	2,374	2,392	(14)	(0.6)%	%	(65)	(2.7)%	%
Consumer credit card	1,458	1,420	1,397	1,394	1,398	38	2.7%	%	60	4.3%	%
Other consumer (1)(2)	5,814	5,885	5,951	6,042	6,151	(71)	(1.2)%	%	(337)	(5.5)%	%
Total consumer	32,640	32,787	32,865	32,982	33,183	(147)	(0.4)%	%	(543)	(1.6)%	%
Total Loans	$95,651	$96,647	$96,077	$96,122	$96,408	$(996)	(1.0)%	%	$(757)	(0.8)%	%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2025	2024	2025 vs. 2024
Commercial and industrial	$49,150	$49,834	$(684)	(1.4)%	%
Commercial real estate mortgage—owner-occupied	4,872	4,836	36	0.7%	%
Commercial real estate construction—owner-occupied	280	332	(52)	(15.7)%	%
Total commercial	54,302	55,002	(700)	(1.3)%	%
Commercial investor real estate mortgage	6,899	6,538	361	5.5%	%
Commercial investor real estate construction	2,106	2,233	(127)	(5.7)%	%
Total investor real estate	9,005	8,771	234	2.7%	%
Total business	63,307	63,773	(466)	(0.7)%	%
Residential first mortgage	19,948	20,158	(210)	(1.0)%	%
Home equity—lines of credit	3,180	3,147	33	1.0%	%
Home equity—closed-end	2,350	2,407	(57)	(2.4)%	%
Consumer credit card	1,417	1,351	66	4.9%	%
Other consumer (1)(2)	5,922	6,200	(278)	(4.5)%	%
Total consumer	32,817	33,263	(446)	(1.3)%	%
Total Loans	$96,124	$97,036	$(912)	(0.9)%	%
_____
(1)Starting in 2025, other consumer loans also includes exit portfolios, which were previously presented separately.
(2)    Other consumer loans also include Regions' Home Improvement Financing portfolio balances of $4.9 billion at 12/31/2025, $5.0 billion at 9/30/2025, $5.1 billion at 6/30/2025, $5.1 billion at 3/31/2025 and $5.2 billion at 12/31/2024 (on a quarter-to-date basis); and balances of $5.0 billion at 12/31/2025 and $5.2 billion at 12/31/2024 (on a year-to-date basis).

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
End of Period Deposits

	As of
						12/31/2025		12/31/2025
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	vs. 9/30/2025		vs. 12/31/2024
Non-interest-bearing deposits	$39,530	$39,768	$40,209	$40,443	$39,138	$(238)	(0.6)%	$392	1.0%
Interest-bearing checking	25,677	24,669	24,704	25,281	25,079	1,008	4.1%	598	2.4%
Savings	11,914	11,944	12,187	12,466	12,022	(30)	(0.3)%	(108)	(0.9)%
Money market—domestic	40,119	39,051	38,525	37,289	35,644	1,068	2.7%	4,475	12.6%
Time deposits	13,888	14,902	15,294	15,492	15,720	(1,014)	(6.8)%	(1,832)	(11.7)%
Total Deposits	$131,128	$130,334	$130,919	$130,971	$127,603	$794	0.6%	$3,525	2.8%

	As of
						12/31/2025		12/31/2025
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	vs. 9/30/2025		vs. 12/31/2024
Consumer Bank Segment	$80,193	$79,689	$79,953	$80,627	$78,637	$504	0.6%	$1,556	2.0%
Corporate Bank Segment	40,449	40,415	40,101	39,696	38,361	34	0.1%	2,088	5.4%
Wealth Management Segment	8,344	7,654	7,352	7,798	7,736	690	9.0%	608	7.9%
Other (1)	2,142	2,576	3,513	2,850	2,869	(434)	(16.8)%	(727)	(25.3)%
Total Deposits	$131,128	$130,334	$130,919	$130,971	$127,603	$794	0.6%	$3,525	2.8%

	As of
						12/31/2025		12/31/2025
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	vs. 9/30/2025		vs. 12/31/2024
Wealth Management - Private Wealth	$7,149	$6,698	$6,433	$6,931	$6,998	$451	6.7%	$151	2.2%
Wealth Management - Institutional Services	1,195	956	919	867	738	239	25.0%	457	61.9%
Total Wealth Management Segment Deposits	$8,344	$7,654	$7,352	$7,798	$7,736	$690	9.0%	$608	7.9%

As of
End of Period Deposits by Percentage	12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024
Non-interest-bearing deposits	30.1%	%	30.5%	%	30.7%	%	30.9%	%	30.7%	%
Interest-bearing checking	19.6%	%	18.9%	%	18.9%	%	19.3%	%	19.7%	%
Savings	9.1%	%	9.2%	%	9.3%	%	9.5%	%	9.4%	%
Money market—domestic	30.6%	%	30.0%	%	29.4%	%	28.5%	%	27.9%	%
Time deposits	10.6%	%	11.4%	%	11.7%	%	11.8%	%	12.3%	%
Total Deposits	100.0%	%	100.0%	%	100.0%	%	100.0%	%	100.0%	%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, selected deposits and brokered time deposits) and additional wholesale funding arrangements. Other deposits includes brokered deposits totaling $1.3 billion at 12/31/2025, $1.8 billion at 9/30/2025, $2.8 billion at 6/30/2025, $2.2 billion at 3/31/2025 and $2.2 billion at 12/31/2024.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Average Balances of Deposits

	Average Balances
($ amounts in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Non-interest-bearing deposits	$39,459	$39,538	$39,556	$39,053	$39,424	$(79)	(0.2)%	%	$35	0.1%	%
Interest-bearing checking	24,528	24,274	24,865	25,033	24,060	254	1.0%	%	468	1.9%	%
Savings	11,876	12,046	12,300	12,177	12,020	(170)	(1.4)%	%	(144)	(1.2)%	%
Money market—domestic	39,591	38,593	37,389	35,625	35,264	998	2.6%	%	4,327	12.3%	%
Time deposits	14,396	15,124	15,334	15,799	15,725	(728)	(4.8)%	%	(1,329)	(8.5)%	%
Total Deposits	$129,850	$129,575	$129,444	$127,687	$126,493	$275	0.2%	%	3,357	2.7%	%

	Average Balances
($ amounts in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Consumer Bank Segment	$79,437	$79,698	$79,912	$78,712	$78,476	$(261)	(0.3)%	%	$961	1.2%	%
Corporate Bank Segment	40,243	39,733	39,234	38,312	37,426	510	1.3%	%	2,817	7.5%	%
Wealth Management Segment	7,810	7,262	7,324	7,600	7,492	548	7.5%	%	318	4.2%	%
Other (1)	2,360	2,882	2,974	3,063	3,099	(522)	(18.1)%	%	(739)	(23.8)%	%
Total Deposits	$129,850	$129,575	$129,444	$127,687	$126,493	$275	0.2%	%	$3,357	2.7%	%

	Average Balances
($ amounts in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Wealth Management - Private Wealth	$6,719	$6,604	$6,705	$6,897	$6,700	$115	1.7%	%	$19	0.3%	%
Wealth Management - Institutional Services	1,091	658	619	703	792	433	65.8%	%	299	37.8%	%
Total Wealth Management Segment Deposits	$7,810	$7,262	$7,324	$7,600	$7,492	$548	7.5%	%	$318	4.2%	%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2025	2024	2025 vs. 2024
Interest-free deposits	$39,403	$40,136	$(733)	(1.8)%	%
Interest-bearing checking	24,672	24,090	582	2.4%	%
Savings	12,099	12,332	(233)	(1.9)%	%
Money market—domestic	37,813	34,586	3,227	9.3%	%
Time deposits	15,159	15,471	(312)	(2.0)%	%
Total Deposits	$129,146	$126,615	$2,531	2.0%	%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2025	2024	2025 vs. 2024
Consumer Bank Segment	$79,442	$79,083	$359	0.5%	%
Corporate Bank Segment	39,387	37,007	2,380	6.4%	%
Wealth Management Segment	7,499	7,541	(42)	(0.6)%	%
Other (1)	2,818	2,984	(166)	(5.6)%	%
Total Deposits	$129,146	$126,615	$2,531	2.0%	%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2025	2024	2025 vs. 2024
Wealth Management - Private Wealth	$6,730	$6,638	$92	1.4%	%
Wealth Management - Institutional Services	769	903	(134)	(14.8)%	%
Total Wealth Management Segment Deposits	$7,499	$7,541	$(42)	(0.6)%	%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, selected deposits and brokered time deposits) and additional wholesale funding arrangements.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Interest income on:
Loans, including fees	$1,358	$1,386	$1,377	$1,342	$1,416
Debt securities	300	293	286	266	256
Loans held for sale	9	9	9	8	11
Other earning assets	101	108	112	109	119
Total interest income	1,768	1,796	1,784	1,725	1,802
Interest expense on:
Deposits	421	456	447	442	467
Short-term borrowings	4	8	1	4	16
Long-term borrowings	62	75	77	85	89
Total interest expense	487	539	525	531	572
Net interest income	1,281	1,257	1,259	1,194	1,230
Provision for credit losses	115	105	126	124	120
Net interest income after provision for credit losses	1,166	1,152	1,133	1,070	1,110
Non-interest income:
Service charges on deposit accounts	163	160	151	161	155
Card and ATM fees	123	122	125	117	113
Wealth management income	143	139	133	129	126
Capital markets income	80	104	83	80	97
Mortgage income	32	38	48	40	35
Securities gains (losses), net	—	(27)	(1)	(25)	(30)
Other	99	123	107	88	89
Total non-interest income	640	659	646	590	585
Non-interest expense:
Salaries and employee benefits	662	671	658	625	617
Equipment and software expense	112	106	104	99	104
Net occupancy expense	74	72	72	70	67
Other	250	254	239	245	250
Total non-interest expense	1,098	1,103	1,073	1,039	1,038
Income before income taxes	708	708	706	621	657
Income tax expense	174	139	143	131	123
Net income	$534	$569	$563	$490	$534
Net income available to common shareholders	$514	$548	$534	$465	$508
Weighted-average shares outstanding—during quarter:
Basic	875	890	898	906	911
Diluted	880	894	900	910	915
Actual shares outstanding—end of quarter	868	885	894	899	909
Earnings per common share: (1)
Basic	$0.59	$0.62	$0.59	$0.51	$0.56
Diluted	$0.58	$0.61	$0.59	$0.51	$0.56
Taxable-equivalent net interest income	$1,294	$1,269	$1,271	$1,206	$1,243
________
(1) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Consolidated Statements of Income (continued) (unaudited)

	Twelve Months Ended December 31
($ amounts in millions, except per share data)	2025	2024
Interest income on:
Loans, including fees	$5,463	$5,732
Debt securities	1,145	925
Loans held for sale	35	39
Other earning assets	430	412
Total interest income	7,073	7,108
Interest expense on:
Deposits	1,766	1,971
Short-term borrowings	17	40
Long-term borrowings	299	279
Total interest expense	2,082	2,290
Net interest income	4,991	4,818
Provision for credit losses	470	487
Net interest income after provision for credit losses	4,521	4,331
Non-interest income:
Service charges on deposit accounts	635	612
Card and ATM fees	487	467
Wealth management income	544	495
Capital markets income	347	348
Mortgage income	158	146
Securities gains (losses), net	(53)	(208)
Other	417	405
Total non-interest income	2,535	2,265
Non-interest expense:
Salaries and employee benefits	2,616	2,529
Equipment and software expense	421	406
Net occupancy expense	288	278
Other	988	1,029
Total non-interest expense	4,313	4,242
Income before income taxes	2,743	2,354
Income tax expense	587	461
Net income	$2,156	$1,893
Net income available to common shareholders	$2,061	$1,774
Weighted-average shares outstanding—during year:
Basic	892	916
Diluted	896	918
Actual shares outstanding—end of period	868	909
Earnings per common share:
Basic	$2.31	$1.94
Diluted	$2.30	$1.93
Taxable-equivalent net interest income	$5,040	$4,868

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	12/31/2025				9/30/2025
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)		Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Debt securities (2)(3)	$33,464	$300	3.58%	%	$33,223	$293	3.53%	%
Loans held for sale	642	9	5.73		662	9	5.52
Loans, net of unearned income:
Commercial and industrial (4)	48,769	688	5.53		49,588	714	5.65
Commercial real estate mortgage—owner-occupied (5)	4,866	65	5.16		4,860	62	5.04
Commercial real estate construction—owner-occupied	260	3	5.72		274	4	5.96
Commercial investor real estate mortgage	7,210	116	6.29		7,087	114	6.30
Commercial investor real estate construction	1,906	33	6.85		2,051	37	7.12
Residential first mortgage	19,822	202	4.07		19,944	202	4.06
Home equity	5,546	91	6.57		5,538	91	6.54
Consumer credit card	1,458	51	14.06		1,420	52	14.46
Other consumer	5,814	122	8.26		5,885	122	8.14
Total loans, net of unearned income	95,651	1,371	5.65		96,647	1,398	5.70
Interest-bearing deposits in other banks	7,596	79	4.07		8,316	94	4.51
Other earning assets	1,456	22	6.21		1,519	14	3.63
Total earning assets	138,809	1,781	5.07		140,367	1,808	5.09
Unrealized gains/(losses) on debt securities available for sale, net (2)	(641)				(1,001)
Allowance for loan losses	(1,545)				(1,616)
Cash and due from banks	3,055				2,892
Other non-earning assets	18,429				18,447
	$158,107				$159,089
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$11,876	3	0.10		$12,046	4	0.13
Interest-bearing checking	24,528	78	1.26		24,274	86	1.41
Money market	39,591	220	2.20		38,593	234	2.40
Time deposits	14,396	120	3.33		15,124	132	3.45
Total interest-bearing deposits (6)	90,391	421	1.85		90,037	456	2.01
Federal funds purchased and securities sold under agreements to repurchase	52	2	3.91		48	—	4.36
Other short-term borrowings	211	2	4.25		696	8	4.49
Long-term borrowings	4,524	62	5.40		5,527	75	5.39
Total interest-bearing liabilities	95,178	487	2.03		96,308	539	2.22
Non-interest-bearing deposits (6)	39,459	—	—		39,538	—	—
Total funding sources	134,637	487	1.43		135,846	539	1.57
Net interest spread (2)			3.04				2.87
Other liabilities	4,438				4,515
Shareholders’ equity	18,986				18,688
Noncontrolling interest	46				40
	$158,107				$159,089
Net interest income/margin FTE basis (2)		$1,294	3.70%	%		$1,269	3.59%	%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3) Interest income includes hedging income of $5 million for the quarter ended December 31, 2025 and $7 million for the quarter ended September 30, 2025.
(4) Interest income includes hedging expense of $44 million for the quarter ended December 31, 2025 and $58 million for the quarter ended September 30, 2025.
(5) Interest income includes hedging expense of $6 million for the quarter ended December 31, 2025 and $7 million for the quarter ended September 30, 2025.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest-bearing deposits. The rates for total deposit costs equal 1.29% for the quarter ended December 31, 2025 and 1.39% for the quarter ended September 30, 2025.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	6/30/2025				3/31/2025				12/31/2024
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)		Average Balance	Income/ Expense	Yield/ Rate (1)		Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	4.44%	%	$1	$—	4.44%	%	$1	$—	4.82%	%
Debt securities (2)(3)	32,882	286	3.48		32,280	266	3.30		32,553	256	3.16
Loans held for sale	500	9	7.14		441	8	7.27		766	11	5.63
Loans, net of unearned income:
Commercial and industrial (4)	49,033	708	5.72		49,209	687	5.58		49,357	746	5.99
Commercial real estate mortgage—owner-occupied (5)	4,900	63	5.02		4,863	59	4.87		4,869	61	4.90
Commercial real estate construction—owner-occupied	270	4	5.75		317	5	5.78		343	5	6.03
Commercial investor real estate mortgage	6,805	113	6.55		6,484	100	6.17		6,491	105	6.35
Commercial investor real estate construction	2,204	40	7.10		2,267	40	7.06		2,165	41	7.40
Residential first mortgage	19,992	200	3.99		20,037	198	3.96		20,107	199	3.95
Home equity	5,525	90	6.51		5,509	91	6.63		5,527	94	6.78
Consumer credit card	1,397	50	14.24		1,394	50	14.55		1,398	50	14.37
Other consumer	5,951	121	8.33		6,042	124	8.27		6,151	128	8.18
Total loans, net of unearned income	96,077	1,389	5.75		96,122	1,354	5.64		96,408	1,429	5.87
Interest-bearing deposits in other banks	8,737	97	4.49		8,537	94	4.45		7,978	98	4.84
Other earning assets	1,466	15	3.96		1,483	15	4.19		1,510	21	5.54
Total earning assets	139,663	1,796	5.12		138,864	1,737	5.01		139,216	1,815	5.17
Unrealized gains/(losses) on debt securities available for sale, net (2)	(1,348)				(1,716)				(1,945)
Allowance for loan losses	(1,643)				(1,625)				(1,621)
Cash and due from banks	2,893				2,957				2,826
Other non-earning assets	18,409				18,396				18,032
	$157,974				$156,876				$156,508
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,300	4	0.13		$12,177	4	0.13		$12,020	3	0.11
Interest-bearing checking	24,865	88	1.41		25,033	89	1.44		24,060	92	1.52
Money market	37,389	220	2.37		35,625	204	2.32		35,264	217	2.45
Time deposits	15,334	135	3.52		15,799	145	3.73		15,725	155	3.92
Total interest-bearing deposits (6)	89,888	447	1.99		88,634	442	2.02		87,069	467	2.13
Federal funds purchased and securities sold under agreements to repurchase	80	1	4.40		39	—	4.39		24	—	4.60
Other short-term borrowings	—	—	—		339	4	4.57		1,207	16	4.93
Long-term borrowings	5,660	77	5.36		6,001	85	5.65		6,025	89	5.80
Total interest-bearing liabilities	95,628	525	2.20		95,013	531	2.27		94,325	572	2.41
Non-interest-bearing deposits (6)	39,556	—	—		39,053	—	—		39,424	—	—
Total funding sources	135,184	525	1.55		134,066	531	1.60		133,749	572	1.70
Net interest spread (2)			2.92				2.75				2.76
Other liabilities	4,403				4,652				4,672
Shareholders’ equity	18,350				18,127				18,042
Noncontrolling interest	37				31				45
	$157,974				$156,876				$156,508
Net interest income/margin FTE basis (2)		$1,271	3.65%	%		$1,206	3.52%	%		$1,243	3.55%	%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3)    Interest income includes hedge income of $6 million for the quarter ended June 30, 2025, $2 million for the quarter ended March 31, 2025, and zero for the quarter ended December 31, 2024.
(4) Interest income includes hedging expense of $53 million for the quarter ended June 30, 2025, $60 million for the quarter ended March 31, 2025 and $69 million for the quarter ended December 31, 2024.
(5) Interest income includes hedging expense of $7 million for the quarter ended June 30, 2025, $7 million for the quarter ended March 31, 2025 and $8 million for the quarter ended December 31, 2024.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest-bearing deposits. The rates for total deposit costs equal 1.39% for the quarter ended June 30, 2025, 1.40% for the quarter ended March 31, 2025 and 1.47% for the quarter ended December 31, 2024.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Twelve Months Ended December 31
	2025				2024
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)		Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	4.30%	%	$1	$—	5.25%	%
Debt securities (2)(3)	32,966	1,145	3.47		31,989	925	2.89
Loans held for sale	562	35	6.28		610	39	6.30
Loans, net of unearned income:
Commercial and industrial (4)	49,150	2,797	5.62		49,834	3,025	6.04
Commercial real estate mortgage—owner-occupied (5)	4,872	249	5.02		4,836	233	4.72
Commercial real estate construction—owner-occupied	280	16	5.80		332	21	6.17
Commercial investor real estate mortgage	6,899	443	6.33		6,538	460	6.92
Commercial investor real estate construction	2,106	150	7.04		2,233	178	7.82
Residential first mortgage	19,948	802	4.02		20,158	777	3.86
Home equity	5,530	363	6.56		5,554	380	6.85
Consumer credit card	1,417	203	14.32		1,351	199	14.75
Other consumer	5,922	489	8.25		6,200	509	8.20
Total loans, net of unearned income	96,124	5,512	5.69		97,036	5,782	5.93
Interest-bearing deposits in other banks	8,294	364	4.39		6,398	344	5.37
Other earning assets	1,481	66	4.49		1,438	68	4.75
Total earning assets	139,428	7,122	5.07		137,472	7,158	5.18
Unrealized gains/(losses) on debt securities available for sale, net (2)	(1,173)				(2,614)
Allowance for loan losses	(1,607)				(1,616)
Cash and due from banks	2,949				2,727
Other non-earning assets	18,421				17,912
	$158,018				$153,881
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,099	15	0.12		$12,332	15	0.12
Interest-bearing checking	24,672	341	1.38		24,090	395	1.64
Money market	37,813	878	2.32		34,586	930	2.69
Time deposits	15,159	532	3.51		15,471	631	4.08
Total interest-bearing deposits (6)	89,743	1,766	1.97		86,479	1,971	2.28
Federal funds purchased and securities sold under agreements to repurchase	55	3	4.27		15	—	4.74
Other short-term borrowings	312	14	4.47		723	40	5.24
Long-term borrowings	5,424	299	5.46		4,352	279	6.34
Total interest-bearing liabilities	95,534	2,082	2.18		91,569	2,290	2.50
Non-interest-bearing deposits (6)	39,403	—	—		40,136	—	—
Total funding sources	134,937	2,082	1.54		131,705	2,290	1.73
Net interest spread (2)			2.90				2.68
Other liabilities	4,502				4,653
Shareholders’ equity	18,541				17,484
Noncontrolling interest	38				39
	$158,018				$153,881
Net interest income/margin FTE basis (2)		$5,040	3.61%	%		$4,868	3.54%	%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3)    Interest income includes hedging income of $20 million and $7 million for the years ended December 31, 2025 and 2024, respectively.
(4) Interest income includes hedging expense of $215 million and $374 million for the years ended December 31, 2025 and 2024, respectively.
(5) Interest income includes hedging expense of $27 million and $46 million for the years ended December 31, 2025 and 2024, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 1.37% and 1.56% for the years ended December 31, 2025 and 2024, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Pre-Tax Pre-Provision Income ("PPI") (non-GAAP) and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Net income available to common shareholders (GAAP)	$514	$548	$534	$465	$508	$(34)	(6.2)%	%	$6	1.2%	%
Preferred dividends and other (GAAP) (1)	20	21	29	25	26	(1)	(4.8)%	%	(6)	(23.1)%	%
Income tax expense (GAAP)	174	139	143	131	123	35	25.2%	%	51	41.5%	%
Income before income taxes (GAAP)	708	708	706	621	657	—	— %	%	51	7.8%	%
Provision for credit losses (GAAP)	115	105	126	124	120	10	9.5%	%	(5)	(4.2)%	%
Pre-tax pre-provision income (non-GAAP)	823	813	832	745	777	10	1.2%	%	46	5.9%	%
Other adjustments:
Securities (gains) losses, net	—	25	—	25	30	(25)	(100.0)%	%	(30)	(100.0)%	%
FDIC insurance special assessment	(14)	(3)	(1)	1	(2)	(11)	(366.7)%	%	(12)	NM
Salaries and employee benefits—severance charges	—	—	1	1	10	—	NM		(10)	(100.0)%	%
Branch consolidation, property and equipment charges	—	(5)	—	—	1	5	(100.0)%	%	(1)	(100.0)%	%
Professional, legal and regulatory expenses	—	—	—	2	—	—	NM		—	NM
Total other adjustments	(14)	17	—	29	39	(31)	(182.4)%	%	(53)	(135.9)%	%
Adjusted pre-tax pre-provision income (non-GAAP)	$809	$830	$832	$774	$816	$(21)	(2.5)%	%	$(7)	(0.9)%	%

	Year Ended
($ amounts in millions)	2025	2024	2025 vs 2024
Net income available to common shareholders (GAAP)	$2,061	$1,774	$287	16.2%	%
Preferred dividends and other (GAAP) (1)	95	119	(24)	(20.2)%	%
Income tax expense (GAAP)	587	461	126	27.3%	%
Income before income taxes (GAAP)	2,743	2,354	389	16.5%	%
Provision for credit losses (GAAP)	470	487	(17)	(3.5)%	%
Pre-tax pre-provision income (non-GAAP)	3,213	2,841	372	13.1%	%
Other adjustments:
Securities (gains) losses, net	50	208	(158)	(76.0)%	%
FDIC insurance special assessment	(17)	16	(33)	(206.3)%	%
Salaries and employee benefits—severance charges	2	30	(28)	(93.3)%	%
Branch consolidation, property and equipment charges	(5)	3	(8)	(266.7)%	%
Professional, legal and regulatory expenses	2	3	(1)	(33.3)%	%
Other miscellaneous expenses (2)	—	(37)	37	100.0%	%
Total other adjustments	32	223	(191)	(85.7)%	%
Adjusted pre-tax pre-provision income (non-GAAP)	$3,245	$3,064	$181	5.9%	%

_____
NM - Not meaningful
(1) The second quarter 2025 amount includes $4 million of deferred issuance costs recognized upon the redemption of Series D preferred stock. The year ended 2024 amount includes $15 million of deferred issuance costs recognized upon the redemption of Series B preferred stock.
(2) The year ended 2024 amount includes a contingent reserve release to a previous acquisition.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Non-Interest Income

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Service charges on deposit accounts	$163	$160	$151	$161	$155	$3	1.9%	%	$8	5.2%	%
Card and ATM fees	123	122	125	117	113	1	0.8%	%	10	8.8%	%
Wealth management income	143	139	133	129	126	4	2.9%	%	17	13.5%	%
Capital markets income (1)	80	104	83	80	97	(24)	(23.1)%	%	(17)	(17.5)%	%
Mortgage income	32	38	48	40	35	(6)	(15.8)%	%	(3)	(8.6)%	%
Commercial credit fee income	30	28	29	27	28	2	7.1%	%	2	7.1%	%
Bank-owned life insurance	23	25	24	23	21	(2)	(8.0)%	%	2	9.5%	%
Market value adjustments on employee benefit assets (2)	(5)	12	16	(3)	(5)	(17)	(141.7)%	%	—	— %	%
Securities gains (losses), net	—	(27)	(1)	(25)	(30)	27	100.0%	%	30	100.0%	%
Other miscellaneous income	51	58	38	41	45	(7)	(12.1)%	%	6	13.3%	%
Total non-interest income	$640	$659	$646	$590	$585	$(19)	(2.9)%	%	$55	9.4%	%
Service Charges on Deposit Accounts by Segment

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Consumer Bank Segment (3)	$101	$99	$90	$96	$98	$2	2.0%	%	$3	3.1%	%
Corporate Bank Segment (4)	61	61	60	64	56	—	— %	%	5	8.9%	%
Wealth Management Segment	1	—	1	1	1	1	NM		—	— %	%
Total service charges on deposit accounts	$163	$160	$151	$161	$155	$3	1.9%	%	$8	5.2%	%
Wealth Management Income

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Investment management and trust fee income	$95	$91	$90	$86	$89	$4	4.4%	%	$6	6.7%	%
Investment services fee income	48	48	43	43	37	—	— %	%	11	29.7%	%
Total wealth management income (5)	$143	$139	$133	$129	$126	$4	2.9%	%	$17	13.5%	%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Capital markets income	$80	$104	$83	$80	$97	$(24)	(23.1)%	%	$(17)	(17.5)%	%
Less: Valuation adjustments on customer derivatives (6)	—	—	(2)	(1)	(1)	—	NM		1	100.0%	%
Capital markets income excluding valuation adjustments	$80	$104	$85	$81	$98	$(24)	(23.1)%	%	$(18)	(18.4)%	%
Mortgage Income

	Quarter Ended
($ amounts in millions)	12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024		4Q25 vs. 3Q25			4Q25 vs. 4Q24
Production and sales	$17		$17		$17		$13		$14		$—	— %	%	$3	21.4%	%
Loan servicing	47		47		47		47		48		—	— %	%	(1)	(2.1)%	%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	13		1		16		(10)		56		12	NM		(43)	(76.8)%	%
MSRs hedge gain (loss)	(16)		1		(4)		18		(53)		(17)	NM		37	69.8%	%
MSRs change due to payment decay	(29)		(28)		(28)		(28)		(30)		(1)	(3.6)%	%	1	3.3%	%
MSR and related hedge impact	(32)		(26)		(16)		(20)		(27)		(6)	(23.1)%	%	(5)	(18.5)%	%
Total mortgage income	$32		$38		$48		$40		$35		$(6)	(15.8)%	%	$(3)	(8.6)%	%

Mortgage production - portfolio	$463		$465		$602		$355		$413		$(2)	(0.4)%	%	$50	12.1%	%
Mortgage production - agency/secondary market	494		504		516		371		462		(10)	(2.0)%	%	32	6.9%	%
Total mortgage production	$957		$969		$1,118		$726		$875		$(12)	(1.2)%	%	$82	9.4%	%

Mortgage production - purchased	71.7%	%	81.4%	%	82.5%	%	82.9%	%	82.3%	%
Mortgage production - refinanced	28.3%	%	18.6%	%	17.5%	%	17.1%	%	17.7%	%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee and director benefits that are offset within salaries and employee benefits expense and other non-interest expense.
(3)Consumer overdraft fees represent approximately half of these amounts each quarter.
(4)The majority of these amounts relate to Treasury Management (TM) activities and typically represent approximately two-thirds of total TM revenue each quarter.
(5)Total wealth management income does not include certain smaller dollar amounts that are attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Non-Interest Income

($ amounts in millions)	Twelve Months Ended		Year-to-Date Change 12/31/2025 vs. 12/31/2024
	12/31/2025	12/31/2024	Amount	Percent
Service charges on deposit accounts	$635	$612	$23	3.8%	%
Card and ATM fees	487	467	20	4.3%	%
Wealth management income	544	495	49	9.9%	%
Capital markets income (1)	347	348	(1)	(0.3)%	%
Mortgage income	158	146	12	8.2%	%
Commercial credit fee income	114	111	3	2.7%	%
Bank-owned life insurance	95	102	(7)	(6.9)%	%
Market value adjustments on employee benefit assets (2)	20	25	(5)	(20.0)%	%
Securities gains (losses), net	(53)	(208)	155	74.5%	%
Other miscellaneous income	188	167	21	12.6%	%
Total non-interest income	$2,535	$2,265	$270	11.9%	%
Service Charges on Deposit Accounts by Segment

	Twelve Months Ended		Year-to-Date Change 12/31/2025 vs. 12/31/2024
($ amounts in millions)	12/31/2025	12/31/2024	Amount	Percent
Consumer Bank Segment (3)	$386	$385	$1	0.3%	%
Corporate Bank Segment (4)	246	223	23	10.3%	%
Wealth Management Segment	3	3	—	— %	%
Other	—	1	(1)	(100.0)%	%
Total service charges on deposit accounts	$635	$612	$23	3.8%	%
Wealth Management Income

	Twelve Months Ended		Year-to-Date Change 12/31/2025 vs. 12/31/2024
($ amounts in millions)	12/31/2025	12/31/2024	Amount	Percent
Investment management and trust fee income	$362	$338	$24	7.1%	%
Investment services fee income	182	157	25	15.9%	%
Total wealth management income (5)	$544	$495	$49	9.9%	%
Capital Markets Income

	Twelve Months Ended		Year-to-Date Change 12/31/2025 vs. 12/31/2024
($ amounts in millions)	12/31/2025	12/31/2024	Amount	Percent
Capital markets income	$347	$348	$(1)	(0.3)%	%
Less: Valuation adjustments on customer derivatives (6)	(3)	(6)	3	50.0%	%
Capital markets income excluding valuation adjustments	$350	$354	$(4)	(1.1)%	%
Mortgage Income

	Twelve Months Ended				Year-to-Date Change 12/31/2025 vs. 12/31/2024
($ amounts in millions)	12/31/2025		12/31/2024		Amount	Percent
Production and sales	$64		$70		$(6)	(8.6)%	%
Loan servicing	188		191		(3)	(1.6)%	%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	20		60		(40)	(66.7)%	%
MSRs hedge gain	(1)		(52)		51	98.1%	%
MSRs change due to payment decay	(113)		(123)		10	8.1%	%
MSR and related hedge impact	(94)		(115)		21	18.3%	%
Total mortgage income	$158		$146		$12	8.2%	%

Mortgage production - portfolio	$1,885		$1,763		$122	6.9%	%
Mortgage production - agency/secondary market	1,885		1,923		(38)	(2.0)%	%
Total mortgage production	$3,770		$3,686		$84	2.3%	%

Mortgage production - purchased	79.5%	%	87.1%	%
Mortgage production - refinanced	20.5%	%	12.9%	%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee and director benefits that are offset within salaries and employee benefits expense and other non-interest expense.
(3)Consumer overdraft fees typically represent approximately half of these amounts each reporting period.
(4)The majority of these amounts relate to Treasury Management (TM), and typically represent approximately two-thirds of Regions' total TM revenue each reporting period.
(5)Total wealth management income does not include certain smaller dollar amounts that are attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Non-Interest Expense

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Salaries and employee benefits	$662	$671	$658	$625	$617	$(9)	(1.3)%	%	$45	7.3%	%
Equipment and software expense	112	106	104	99	104	6	5.7%	%	8	7.7%	%
Net occupancy expense	74	72	72	70	67	2	2.8%	%	7	10.4%	%
Outside services	45	42	39	40	42	3	7.1%	%	3	7.1%	%
Marketing	29	28	26	30	28	1	3.6%	%	1	3.6%	%
Professional, legal and regulatory expenses	30	30	28	23	20	—	— %	%	10	50.0%	%
Credit/checkcard expenses	18	15	16	15	16	3	20.0%	%	2	12.5%	%
FDIC insurance assessments	3	15	20	20	20	(12)	(80.0)%	%	(17)	(85.0)%	%
Visa class B shares expense	8	8	4	7	6	—	— %	%	2	33.3%	%
Operational losses	9	18	13	13	16	(9)	(50.0)%	%	(7)	(43.8)%	%
Branch consolidation, property and equipment charges	—	(5)	—	—	1	5	100.0%	%	(1)	(100.0)%	%
Other miscellaneous expenses	108	103	93	97	101	5	4.9%	%	7	6.9%	%
Total non-interest expense	$1,098	$1,103	$1,073	$1,039	$1,038	$(5)	(0.5)%	%	$60	5.8%	%
Salaries and Benefits Expense

	Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	4Q25 vs. 3Q25			4Q25 vs. 4Q24
Salaries and employee benefits	$662	$671	$658	$625	$617	$(9)	(1.3)%	%	$45	7.3%	%
Less: Market value adjustments on 401(k) liabilities (1)	6	13	16	(1)	(1)	(7)	(53.8)%	%	7	NM
Salaries and employee benefits less market value adjustments on employee benefits liabilities	$656	$658	$642	$626	$618	$(2)	(0.3)%	%	$38	6.1%	%

	Twelve Months Ended		Year-to-Date Change 12/31/2025 vs. 12/31/2024
($ amounts in millions)	12/31/2025	12/31/2024	Amount	Percent
Salaries and employee benefits	$2,616	$2,529	$87	3.4%	%
Equipment and software expense	421	406	15	3.7%	%
Net occupancy expense	288	278	10	3.6%	%
Outside services	166	162	4	2.5%	%
Marketing	113	110	3	2.7%	%
Professional, legal and regulatory expenses	111	94	17	18.1%	%
Credit/checkcard expenses	64	59	5	8.5%	%
FDIC insurance assessments	58	109	(51)	(46.8)%	%
Visa class B shares expense	27	32	(5)	(15.6)%	%
Operational losses	53	95	(42)	(44.2)%	%
Branch consolidation, property and equipment charges	(5)	3	(8)	(266.7)%	%
Other miscellaneous expenses	401	365	36	9.9%	%
Total non-interest expense	$4,313	$4,242	$71	1.7%	%
Salaries and Benefits Expense

	Twelve Months Ended		Year-to-Date Change 12/31/2025 vs. 12/31/2024
($ amounts in millions)	12/31/2025	12/31/2024	Amount	Percent
Salaries and employee benefits	$2,616	$2,529	$87	3.4%	%
Less: Market value adjustments on 401(k) liabilities (1)	34	33	1	3.0%	%
Salaries and employee benefits less market value adjustments on employee benefits liabilities	$2,582	$2,496	$86	3.4%	%

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Adjusted Total Revenue
The table below presents computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the adjusted efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the adjusted fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis (GAAP). Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the adjusted fee income and adjusted efficiency ratios. Also presented is a computation of the adjusted operating leverage ratio (non-GAAP), which is the period-to-period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP).

		Quarter Ended
($ amounts in millions)		12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024		4Q25 vs. 3Q25			4Q25 vs. 4Q24
Non-interest expense (GAAP)	A	$1,098		$1,103		$1,073		$1,039		$1,038		$(5)	(0.5)%	%	$60	5.8%	%
Adjustments:
FDIC insurance special assessment		14		3		1		(1)		2		11	366.7%	%	12	NM
Branch consolidation, property and equipment charges		—		5		—		—		(1)		(5)	(100.0)%	%	1	100.0%	%
Salaries and employee benefits—severance charges		—		—		(1)		(1)		(10)		—	NM		10	100.0%	%
Professional, legal and regulatory expenses		—		—		—		(2)		—		—	NM		—	NM
Adjusted non-interest expense (non-GAAP)	B	$1,112		$1,111		$1,073		$1,035		$1,029		$1	0.1%	%	$83	8.1%	%
Net interest income (GAAP)	C	$1,281		$1,257		$1,259		$1,194		$1,230		$24	1.9%	%	$51	4.1%	%
Taxable-equivalent adjustment		13		12		12		12		13		1	8.3%	%	—	— %	%
Net interest income, taxable-equivalent basis (GAAP)	D	$1,294		$1,269		$1,271		$1,206		$1,243		$25	2.0%	%	$51	4.1%	%
Non-interest income (GAAP)	E	$640		$659		$646		$590		$585		$(19)	(2.9)%	%	$55	9.4%	%
Adjustments:
Securities (gains) losses, net		—		25		—		25		30		(25)	(100.0)%	%	(30)	(100.0)%	%
Adjusted non-interest income (non-GAAP)	F	$640		$684		$646		$615		$615		$(44)	(6.4)%	%	$25	4.1%	%
Total revenue (GAAP)	C+E=G	$1,921		$1,916		$1,905		$1,784		$1,815		$5	0.3%	%	$106	5.8%	%
Adjusted total revenue (non-GAAP)	C+F=H	$1,921		$1,941		$1,905		$1,809		$1,845		$(20)	(1.0)%	%	$76	4.1%	%
Total revenue, taxable-equivalent basis (GAAP)	D+E=I	$1,934		$1,928		$1,917		$1,796		$1,828		$6	0.3%	%	$106	5.8%	%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,934		$1,953		$1,917		$1,821		$1,858		$(19)	(1.0)%	%	$76	4.1%	%
Operating leverage ratio (GAAP) (1)	I-A												0.7%	%		— %	%
Adjusted operating leverage ratio (non-GAAP) (1)	J-B												(1.1)%	%		(3.9)%	%
Efficiency ratio (GAAP) (1)	A/I	56.8%	%	57.2%	%	56.0%	%	57.9%	%	56.8%	%
Adjusted efficiency ratio (non-GAAP) (1)	B/J	57.5%	%	56.9%	%	56.0%	%	56.8%	%	55.4%	%
Fee income ratio (GAAP) (1)	E/I	33.1%	%	34.2%	%	33.7%	%	32.9%	%	32.0%	%
Adjusted fee income ratio (non-GAAP) (1)	F/J	33.1%	%	35.0%	%	33.7%	%	33.8%	%	33.1%	%
________
NM - Not Meaningful
(1) Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release

Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Adjusted Total Revenue (continued)

		Twelve Months Ended December 31
($ amounts in millions)		2025		2024		2025 vs. 2024
Non-interest expense (GAAP)	A	$4,313		$4,242		$71	1.7%	%
Adjustments:
FDIC insurance special assessment		17		(16)		33	206.3%	%
Branch consolidation, property and equipment charges		5		(3)		8	266.7%	%
Salaries and employee benefits—severance charges		(2)		(30)		28	93.3%	%
Professional, legal and regulatory expenses		(2)		(3)		1	33.3%	%
Other miscellaneous expenses (1)		—		37		(37)	(100.0)%	%
Adjusted non-interest expense (non-GAAP)	B	$4,331		$4,227		$104	2.5%	%
Net interest income (GAAP)	C	$4,991		$4,818		$173	3.6%	%
Taxable-equivalent adjustment		49		50		(1)	(2.0)%	%
Net interest income, taxable-equivalent basis	D	$5,040		$4,868		$172	3.5%	%
Non-interest income (GAAP)	E	$2,535		$2,265		$270	11.9%	%
Adjustments:
Securities (gains) losses, net		50		208		(158)	(76.0)%	%
Adjusted non-interest income (non-GAAP)	F	$2,585		$2,473		$112	4.5%	%
Total revenue (GAAP)	C+E= G	$7,526		$7,083		$443	6.3%	%
Adjusted total revenue (non-GAAP)	C+F=H	$7,576		$7,291		$285	3.9%	%
Total revenue, taxable-equivalent basis (GAAP)	D+E=I	$7,575		$7,133		$442	6.2%	%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$7,625		$7,341		$284	3.9%	%
Operating leverage ratio (GAAP) (2)	I-A						4.5%	%
Adjusted operating leverage ratio (non-GAAP) (2)	J-B						1.4%	%
Efficiency ratio (GAAP) (2)	A/I	56.9%	%	59.5%	%
Adjusted efficiency ratio (non-GAAP) (2)	B/J	56.8%	%	57.6%	%
Fee income ratio (GAAP) (2)	E/I	33.5%	%	31.8%	%
Adjusted fee income ratio (non-GAAP) (2)	F/J	33.9%	%	33.7%	%
______
NM - Not Meaningful
(1) In the second quarter of 2024, the Company had a contingent reserve release related to a previous acquisition.
(2)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Net Income Available to Common Shareholders, Adjusted Diluted EPS, and Return Ratios
The table below provides a reconciliation of net income available to common shareholders (GAAP) to adjusted net income available to common shareholders (non-GAAP), a computation of adjusted diluted EPS (non-GAAP), and calculations of “average tangible common shareholders’ equity” (non-GAAP) and related ratios. Net income available to common shareholders (GAAP) is presented excluding certain adjustments, net of tax, to arrive at adjusted net income available to common shareholders (non-GAAP), which is the numerator for adjusted diluted EPS (non-GAAP). Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Average tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the average tangible common shareholders’ equity measure. Because average tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. In calculating return on average tangible common shareholders' equity ratios, Regions makes adjustments to shareholders' equity including average intangible assets and related deferred taxes, and average preferred stock. Regions also presents an adjusted tangible common shareholder ratio using adjusted net income (non-GAAP) as the numerator. Management uses these metrics to monitor performance and believes these measures provide meaningful information to investors.

		Quarter Ended
($ amounts in millions)		12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024		4Q25 vs. 3Q25			4Q25 vs. 4Q24
Net income available to common shareholders (GAAP)	A	$514		$548		$534		$465		$508		$(34)	(6.2)%	%	$6	1.2%	%
Adjustments:
Securities (gains) losses, net		—		25		—		25		30		(25)	(100.0)%	%	(30)	(100.0)%	%
FDIC insurance special assessment		(14)		(3)		(1)		1		(2)		(11)	(366.7)%	%	(12)	NM
Salaries and employee benefits—severance charges		—		—		1		1		10		—	NM		(10)	(100.0)%	%
Branch consolidation, property and equipment charges		—		(5)		—		—		1		5	100.0%	%	(1)	(100.0)%	%
Professional, legal and regulatory expenses		—		—		—		2		—		—	NM		—	NM
Preferred stock redemption expense (1)		—		—		4		—		—		—	NM		—	NM
Total adjustments		(14)		17		4		29		39		$(31)	(182.4)%	%	$(53)	(135.9)%	%
Tax impact of adjusted items (2)		4		(4)		—		(7)		(9)		8	200.0%	%	13	144.4%	%
Adjusted net income available to common shareholders (non-GAAP)	B	$504		$561		$538		$487		$538		$(57)	(10.2)%	%	$(34)	(6.3)%	%
Weighted-average diluted shares	C	880		894		900		910		915
Diluted EPS (GAAP) (3)	A/C	$0.58		$0.61		$0.59		$0.51		$0.56		$(0.03)	(4.9)%	%	$0.02	3.6%	%
Adjusted diluted EPS (non-GAAP) (3)	B/C	$0.57		$0.63		$0.60		$0.54		$0.59		$(0.06)	(9.5)%	%	$(0.02)	(3.4)%	%

Average shareholders' equity (GAAP)		18,986		18,688		18,350		18,127		18,042		298	1.6%	%	944	5.2%	%
Less: Average preferred stock (GAAP)		1,369		1,369		1,513		1,715		1,715		—	— %	%	(346)	(20.2)%	%
Average common shareholders' equity (GAAP)	D	17,617		17,319		16,837		16,412		16,327		298	1.7%	%	1,290	7.9%	%
Less:
Average intangible assets (GAAP)		5,876		5,883		5,891		5,899		5,907		(7)	(0.1)%	%	(31)	(0.5)%	%
Average deferred tax liability related to intangibles (GAAP)		(135)		(131)		(127)		(126)		(123)		(4)	(3.1)%	%	(12)	(9.8)%	%
Average tangible common shareholders' equity (non-GAAP)	E	$11,876		$11,567		$11,073		$10,639		$10,543		309	2.7%	%	1,333	12.6%	%
Return on average common shareholders' equity (GAAP) (3)*	A/D	11.58%	%	12.56%	%	12.72%	%	11.49%	%	12.39%	%
Return on average tangible common shareholders' equity (non-GAAP) (3)*	A/E	17.17%	%	18.81%	%	19.34%	%	17.72%	%	19.19%	%
Adjusted return on average tangible common shareholders' equity (non-GAAP) (3)*	B/E	16.84%	%	19.24%	%	19.48%	%	18.58%	%	20.30%	%
_______
*Annualized
NM - Not Meaningful
(1) In the second quarter of 2025, the Company redeemed its Series D preferred stock. The initial issuance costs reduced net income to common shareholders when the shares were redeemed. This is a non-taxable expense.
(2) Unless separately noted, the tax impact for adjustments has been calculated using a nominal tax rate of 25 percent.
(3) Amounts calculated based upon whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release

		Twelve Months Ended December 31
		2025		2024		2025 vs. 2024
($ amounts in millions)
Net income available to common shareholders (GAAP)	A	$2,061		$1,774		$287	16.2%	%
Adjustments:
Securities (gains) losses, net		50		208		(158)	(76.0)%	%
FDIC insurance special assessment		(17)		16		(33)	(206.3)%	%
Salaries and employee benefits—severance charges		2		30		(28)	(93.3)%	%
Branch consolidation, property and equipment charges		(5)		3		(8)	(266.7)%	%
Professional, legal and regulatory expenses		2		3		(1)	(33.3)%	%
Other miscellaneous expenses (1)		—		(37)		37	(100.0)%	%
Preferred stock redemption expense (2)		4		15		(11)	(73.3)%	%
Total adjustments		36		238		(202)	(84.9)%	%
Tax impact of adjusted items (3)		(7)		(60)		53	88.3%	%
Adjusted net income available to common shareholders (non-GAAP)	B	2,090		1,952		138	7.1%	%
Weighted-average diluted shares	C	896		918		(22)	(2.4)%	%
Diluted EPS (GAAP) (4)	A/C	$2.30		$1.93		0.37	19.2%	%
Adjusted diluted EPS (non-GAAP) (4)	B/C	$2.33		$2.13		0.20	9.4%	%

Average shareholders' equity (GAAP)		$18,541		$17,484		1,057	6.0%	%
Less: Average preferred stock (GAAP)		1,491		1,693		(202)	(11.9)%	%
Average common shareholders' equity (GAAP)	D	$17,050		$15,791		1,259	8.0%	%
Less:
Average intangible assets (GAAP)		5,887		5,920		(33)	(0.6)%	%
Average deferred tax liability related to intangibles (GAAP)		(130)		(117)		(13)	(11.1)%	%
Average tangible common shareholders' equity (non-GAAP)	E	11,293		9,988		1,305	13.1%	%
Return on average common shareholders' equity (GAAP) (4)	A/D	12.09%	%	11.24%	%
Return on average tangible common shareholders' equity (non-GAAP) (4)	A/E	18.25%	%	17.77%	%
Adjusted return on average tangible common shareholders' equity (non-GAAP) (4)	B/E	18.51%	%	19.55%	%
_______
NM - Not Meaningful
(1) A portion of this item was non-taxable.
(2) In the second quarter of 2025 and the third quarter of 2024, the Company redeemed its Series D preferred stock and Series B preferred stock, respectively. The initial issuance costs reduced net income to common shareholders when the shares were redeemed. This is a non-taxable expense.
(3) Unless separately noted, the tax impact for adjustments has been calculated using a nominal tax rate of 25 percent.
(4) Amounts calculated based upon whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Tangible Common Ratios
The following table provides a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP) and the calculations of the end of period “tangible common shareholders’ equity to tangible assets” and "tangible common book value per share" ratios (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024
TANGIBLE COMMON RATIOS
Shareholders’ equity (GAAP)	A	$19,043		$19,049		$18,666		$18,530		$17,879
Less: Preferred stock (GAAP)		1,369		1,369		1,369		1,715		1,715
Common shareholders' equity (GAAP)	B	17,674		17,680		17,297		16,815		16,164
Less:
Intangible assets (GAAP)		5,873		5,879		5,886		5,894		5,902
Deferred tax liability related to intangibles (GAAP)		(138)		(133)		(130)		(126)		(126)
Tangible common shareholders’ equity (non-GAAP)	C	$11,939		$11,934		$11,541		$11,047		$10,388
Total assets (GAAP)	D	$159,553		$159,940		$159,206		$159,846		$157,302
Less:
Intangible assets (GAAP)		5,873		5,879		5,886		5,894		5,902
Deferred tax liability related to intangibles (GAAP)		(138)		(133)		(130)		(126)		(126)
Tangible assets (non-GAAP)	E	$153,818		$154,194		$153,450		$154,078		$151,526
Shares outstanding—end of quarter	F	868		885		894		899		909
Total equity to total assets (GAAP) (1)	A/D	11..94%	%	11.91%	%	11.72%	%	11.59%	%	11.37%	%
Tangible common shareholders’ equity to tangible assets (non-GAAP) (1)	C/E	7.76%	%	7.74%	%	7.52%	%	7.17%	%	6.86%	%
Common book value per share (GAAP) (1)	B/F	$20.36		$19.98		$19.35		$18.70		$17.77
Tangible common book value per share (non-GAAP) (1)	C/F	$13.75		$13.49		$12.91		$12.29		$11.42
____
(1)Amounts have been calculated using whole dollar values.

Common equity Tier 1 (CET1) Ratios

The following table presents CET1 and CET1 adjusted to include certain components of AOCI (non-GAAP). CET1 is a capital adequacy measure established by federal banking regulators under the Basel III framework. Banking institutions that meet requirements under the regulations are required to maintain certain minimum capital requirements, including a minimum CET1 ratio. This measure is utilized by analysts and banking regulators to assess Regions’ capital adequacy. Under the framework, Regions elected to remove certain of the effects of AOCI in the calculation of CET1. Adjustments to the calculation prescribed in federal banking regulations are considered to be non-GAAP financial measures. Adjustments to CET1 include certain portions of AOCI to arrive at CET1 inclusive of AOCI (non-GAAP), which is a potential impact under recent proposed rulemaking standards. Since analysts and banking regulators may assess Regions’ capital adequacy using proposed rulemaking standards, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter-Ended
($ amounts in millions)		12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024
CET1 RATIOS
Common equity Tier 1 (1)	A	$13,486		$13,620		$13,533		$13,355		$13,434
Adjustments:
AOCI loss on securities (2)		(1,076)		(1,241)		(1,485)		(1,645)		(2,024)
AOCI loss on defined benefit pension plans and other post employment benefits		(391)		(396)		(401)		(406)		(410)
Common equity Tier 1 (inclusive of AOCI) (non-GAAP)	B	$12,019		$11,983		$11,647		$11,304		$11,000
Total risk-weighted assets (1)	C	$125,311		$125,386		$125,755		$123,755		$124,440

Common equity Tier 1 ratio (1)(3)	A/C	10.8%	%	10.9%	%	10.8%	%	10.8%	%	10.8%	%
Common equity Tier 1 ratio (inclusive of AOCI) (non-GAAP) (1)(3)	B/C	9.6%	%	9.6%	%	9.3%	%	9.1%	%	8.8%	%
____
(1)Current quarter Common equity Tier 1 as well as Total risk-weighted assets are estimated.
(2)Represents AOCI loss on both available for sale and held to maturity securities.
(3)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Asset Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Beginning allowance for loan losses (ALL)	$1,581	$1,612	$1,613	$1,613	$1,607

Loans charged-off:
Commercial and industrial	92	57	70	57	65
Commercial real estate mortgage—owner-occupied	1	1	—	2	2
Total commercial	93	58	70	59	67
Commercial investor real estate mortgage	4	34	2	22	25
Total investor real estate	4	34	2	22	25
Residential first mortgage	—	1	1	—	1
Home equity—lines of credit	—	—	1	—	—
Home equity—closed-end	1	—	—	—	—
Consumer credit card	17	16	17	17	16
Other consumer	52	51	42	47	45
Total consumer	70	68	61	64	62
Total	167	160	133	145	154

Recoveries of loans previously charged-off:
Commercial and industrial	11	10	10	11	26
Commercial real estate mortgage—owner-occupied	—	1	—	—	1
Commercial real estate construction—owner-occupied	—	—	—	1	—
Total commercial	11	11	10	12	27
Commercial investor real estate mortgage	1	2	—	—	1
Total investor real estate	1	2	—	—	1
Residential first mortgage	1	—	1	—	—
Home equity—lines of credit	1	1	2	—	1
Home equity—closed-end	1	—	—	—	—
Consumer credit card	2	2	2	3	2
Other consumer	8	9	5	7	4
Total consumer	13	12	10	10	7
Total	25	25	20	22	35

Net charge-offs (recoveries):
Commercial and industrial	81	47	60	46	39
Commercial real estate mortgage—owner-occupied	1	—	—	2	1
Commercial real estate construction—owner-occupied	—	—	—	(1)	—
Total commercial	82	47	60	47	40
Commercial investor real estate mortgage	3	32	2	22	24
Total investor real estate	3	32	2	22	24
Residential first mortgage	(1)	1	—	—	1
Home equity—lines of credit	(1)	(1)	(1)	—	(1)
Consumer credit card	15	14	15	14	14
Other consumer	44	42	37	40	41
Total consumer	57	56	51	54	55
Total	142	135	113	123	119

Provision for loan losses	117	104	112	123	125
Ending allowance for loan losses (ALL)	1,556	1,581	1,612	1,613	1,613
Beginning reserve for unfunded credit commitments	132	131	117	116	121
Provision for (benefit from) unfunded credit losses	(2)	1	14	1	(5)
Ending reserve for unfunded commitments	130	132	131	117	116
Allowance for credit losses (ACL) at period end	$1,686	$1,713	$1,743	$1,730	$1,729

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release

Asset Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	12/31/2025		9/30/2025		6/30/2025		3/31/2025		12/31/2024
Net loan charge-offs as a % of average loans, annualized (1):
Commercial and industrial	0.66%	%	0.37%	%	0.49%	%	0.38%	%	0.31%	%
Commercial real estate mortgage—owner-occupied	0.02%	%	0.04%	%	— %	%	0.14%	%	0.10%	%
Commercial real estate construction—owner-occupied	(0.07)%	%	(0.01)%	%	(0.01)%	%	(0.84)%	%	(0.01)%	%
Total commercial	0.60%	%	0.34%	%	0.45%	%	0.35%	%	0.29%	%
Commercial investor real estate mortgage	0.15%	%	1.82%	%	0.10%	%	1.38%	%	1.49%	%
Total investor real estate	0.12%	%	1.41%	%	0.07%	%	1.02%	%	1.12%	%
Residential first mortgage	— %	%	0.01%	%	— %	%	— %	%	— %	%
Home equity—lines of credit	(0.10)%	%	(0.12)%	%	(0.05)%	%	(0.04)%	%	(0.01)%	%
Home equity—closed-end	— %	%	(0.01)%	%	(0.01)%	%	(0.01)%	%	(0.03)%	%
Consumer credit card	4.08%	%	3.94%	%	4.24%	%	4.18%	%	3.94%	%
Other consumer	2.97%	%	2.83%	%	2.50%	%	2.68%	%	2.66%	%
Total consumer	0.70%	%	0.67%	%	0.63%	%	0.66%	%	0.66%	%
Total	0.59%	%	0.55%	%	0.47%	%	0.52%	%	0.49%	%
Non-performing loans, excluding loans held for sale	$698		$758		$776		$843		$928
Non-performing loans held for sale	—		12		16		26		—
Non-performing loans, including loans held for sale	698		770		792		869		928
Foreclosed properties	17		18		16		15		14
Non-performing assets (NPAs)	$715		$788		$808		$884		$942
Loans past due > 90 days (2)	$180		$154		$171		$179		$166
Criticized loans—business (3)	$3,342		$3,682		$4,608		$4,918		$4,716
Credit Ratios (1):
ACL/Loans, net	1.76%	%	1.78%	%	1.80%	%	1.81%	%	1.79%	%
ALL/Loans, net	1.63%	%	1.64%	%	1.67%	%	1.69%	%	1.67%	%
Allowance for credit losses to non-performing loans, excluding loans held for sale	242%	%	226%	%	225%	%	205%	%	186%	%
Allowance for loan losses to non-performing loans, excluding loans held for sale	223%	%	208%	%	208%	%	191%	%	174%	%
Non-performing loans, excluding loans held for sale/Loans, net	0.73%	%	0.79%	%	0.80%	%	0.88%	%	0.96%	%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, and non-performing loans held for sale	0.75%	%	0.82%	%	0.84%	%	0.92%	%	0.97%	%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, and non-performing loans held for sale (2)	0.94%	%	0.98%	%	1.01%	%	1.11%	%	1.15%	%
(1)Amounts have been calculated using whole dollar values.
(2)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 24 for amounts related to these loans.
(3)Business represents the combined total of commercial and investor real estate loans.

Allowance for Credit Losses
	Twelve Months Ended December 31
($ amounts in millions)	2025		2024
Balance at January 1	$1,729		$1,700
Net charge-offs	513		458
Provision for loan losses	456		495
Provision for unfunded credit losses	14		(8)
Balance at December 31	$1,686		$1,729
Net loan charge-offs as a % of average loans, annualized (GAAP) (1)	0.53%	%	0.47%	%
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Non-Performing Loans (excludes loans held for sale)

	As of
($ amounts in millions, %'s calculated using whole dollar values)	12/31/2025			9/30/2025			6/30/2025			3/31/2025			12/31/2024
Commercial and industrial	$474	0.97%	%	$524	1.06%	%	$391	0.79%	%	$418	0.85%	%	$408	0.82%	%
Commercial real estate mortgage—owner-occupied	45	0.92%	%	41	0.85%	%	45	0.92%	%	40	0.83%	%	37	0.76%	%
Commercial real estate construction—owner-occupied	2	0.85%	%	1	0.43%	%	1	0.46%	%	1	0.41%	%	5	1.43%	%
Total commercial	521	0.97%	%	566	1.04%	%	437	0.80%	%	459	0.85%	%	450	0.82%	%
Commercial investor real estate mortgage	121	1.69%	%	137	1.92%	%	283	4.08%	%	327	5.14%	%	423	6.45%	%
Total investor real estate	121	1.33%	%	137	1.51%	%	283	3.12%	%	327	3.71%	%	423	4.86%	%
Residential first mortgage	25	0.12%	%	24	0.12%	%	24	0.12%	%	25	0.12%	%	23	0.12%	%
Home equity—lines of credit	24	0.74%	%	24	0.73%	%	26	0.79%	%	26	0.82%	%	26	0.81%	%
Home equity—closed-end	7	0.32%	%	7	0.31%	%	6	0.26%	%	6	0.27%	%	6	0.25%	%
Total consumer	56	0.17%	%	55	0.17%	%	56	0.17%	%	57	0.17%	%	55	0.17%	%
Total non-performing loans	$698	0.73%	%	$758	0.79%	%	$776	0.80%	%	$843	0.88%	%	$928	0.96%	%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions, %'s calculated using whole dollar values)	12/31/2025			9/30/2025			6/30/2025			3/31/2025			12/31/2024
Commercial and industrial	$55	0.11%	%	$63	0.13%	%	$67	0.14%	%	$68	0.14%	%	$69	0.14%	%
Commercial real estate mortgage—owner-occupied	6	0.11%	%	10	0.21%	%	8	0.17%	%	3	0.07%	%	5	0.12%	%
Total commercial	61	0.11%	%	73	0.13%	%	75	0.14%	%	71	0.13%	%	74	0.14%	%
Commercial investor real estate mortgage	—	— %	%	28	0.40%	%	—	— %	%	20	0.31%	%	—	— %	%
Commercial investor real estate construction	—	— %	%	—	— %	%	1	0.05%	%	—	— %	%	—	— %	%
Total investor real estate	—	— %	%	28	0.31%	%	1	0.01%	%	20	0.23%	%	—	— %	%
Residential first mortgage—non-guaranteed (1)	144	0.74%	%	132	0.68%	%	114	0.58%	%	119	0.61%	%	155	0.79%	%
Home equity—lines of credit	25	0.79%	%	28	0.89%	%	25	0.77%	%	23	0.72%	%	24	0.76%	%
Home equity—closed-end	15	0.62%	%	14	0.57%	%	11	0.48%	%	13	0.56%	%	17	0.68%	%
Consumer credit card	22	1.48%	%	20	1.40%	%	20	1.46%	%	19	1.37%	%	20	1.39%	%
Other consumer	75	1.31%	%	68	1.18%	%	66	1.11%	%	68	1.15%	%	77	1.26%	%
Total consumer (1)	281	0.88%	%	262	0.81%	%	236	0.73%	%	242	0.75%	%	293	0.89%	%
Total accruing 30-89 days past due loans (1)	$342	0.36%	%	$363	0.38%	%	$312	0.32%	%	$333	0.35%	%	$367	0.38%	%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions, %'s calculated using whole dollar values)	12/31/2025			9/30/2025			6/30/2025			3/31/2025			12/31/2024
Commercial and industrial	$6	0.01%	%	$4	0.01%	%	$19	0.04%	%	$22	0.05%	%	$7	0.01%	%
Commercial real estate mortgage—owner-occupied	—	0.01%	%	2	0.05%	%	1	0.02%	%	1	0.01%	%	1	0.02%	%
Total commercial	6	0.01%	%	6	0.01%	%	20	0.04%	%	23	0.04%	%	8	0.01%	%
Residential first mortgage—non-guaranteed (2)	105	0.55%	%	84	0.43%	%	89	0.46%	%	93	0.47%	%	88	0.45%	%
Home equity—lines of credit	15	0.45%	%	14	0.43%	%	12	0.38%	%	13	0.42%	%	16	0.52%	%
Home equity—closed-end	8	0.37%	%	7	0.30%	%	7	0.30%	%	6	0.26%	%	7	0.30%	%
Consumer credit card	22	1.41%	%	20	1.42%	%	20	1.39%	%	21	1.49%	%	20	1.41%	%
Other consumer	24	0.40%	%	23	0.39%	%	23	0.39%	%	23	0.38%	%	27	0.44%	%
Total consumer (2)	174	0.54%	%	148	0.46%	%	151	0.47%	%	156	0.48%	%	158	0.48%	%
Total accruing 90+ days past due loans (2)	$180	0.19%	%	$154	0.16%	%	$171	0.18%	%	$179	0.19%	%	$166	0.17%	%

Total delinquencies (1) (2)	$522	0.55%	%	$517	0.54%	%	$483	0.50%	%	$512	0.54%	%	$533	0.55%	%
(1)Excludes loans that are 100% guaranteed by FHA and guaranteed loans sold to Ginnie Mae where Regions has the right but not the obligation to repurchase; however, includes Ginnie Mae repurchased loans with partial guarantees. Total 30-89 days past due guaranteed loans excluded were $66 million at 12/31/2025, $62 million at 9/30/2025, $57 million at 6/30/2025, $52 million at 3/31/2025, and $62 million at 12/31/2024.
(2)Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to Ginnie Mae where Regions has the right but not the obligation to repurchase; however, includes Ginnie Mae repurchased loans with partial guarantees. Total 90 days or more past due guaranteed loans excluded were $79 million at 12/31/2025, $48 million at 9/30/2025, $44 million at 6/30/2025, $53 million at 3/31/2025, and $55 million at 12/31/2024.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
Forward-Looking Statements
This supplement, the related earnings release, and the accompanying earnings call may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. In addition, the company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms, expressions, and graphics often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
•Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.
•Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, including tariffs, which could have a material adverse effect on our businesses and our financial results and conditions.
•Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets (such as our portfolio of investment securities) and obligations, as well as the availability and cost of capital and liquidity.
•Volatility and uncertainty about the direction of interest rates and the timing of any changes, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally.
•Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases.
•Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses.
•Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities.
•Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.
•Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, or the need to price interest-bearing deposits higher due to competitive forces. Either of these activities could increase our funding costs.
•Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets.
•The loss of value of our investment portfolio could negatively impact market perceptions of us.
•Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses.
•The effects of social media on market perceptions of us and banks generally.
•The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.
•Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital.
•Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, digital wallet providers, and digital currency issuers, some of which possess greater financial resources than we do or are subject to different regulatory standards than we are.
•Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.
•Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors.
•The development and use of AI presents risks and challenges that may adversely impact our business.
•Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives.
•The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses.
•The success of our marketing efforts in attracting and retaining customers.
•Our ability to achieve our expense management initiatives.
•Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair the ability of those borrowers to service any loans outstanding to them and/or reduce demand for loans in those industries.
•The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses.
•Fraud, theft or other misconduct conducted by external parties, including our customers and business partners, or by our employees.
•Any inaccurate or incomplete information provided to us by our customers or counterparties.
•Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which inability could, among other things, result in a breach of operating or security systems as a result of a cyber-attack or similar act or failure to deliver our services effectively.
•Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms.
•Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms.
•The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.
•Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Fourth Quarter 2025 Earnings Release
•The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.
•The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.
•The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.
•Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as changes to debit card interchange fees, special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in control of the U.S. Congress and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.
•Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders.
•Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.
•Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III Rules), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted.
•Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.
•Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders.
•Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.
•The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws.
•The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios and our ability to return capital to shareholders.
•Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.
•Any impairment of our goodwill or other intangibles, any repricing of assets or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment declining operations of the reporting unit or other factors.
•The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes and environmental damage (especially in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.
•The impact of pandemics on our businesses, operations and financial results and conditions. The duration and severity of any pandemic as well as government actions or other restrictions in connection with such events could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values and result in lost revenue or additional expenses.
•The effects of any damage to our reputation resulting from developments related to any of the items identified above.
•Other risks identified from time to time in reports that we file with the SEC.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2024 and in Regions’ subsequent filings with the SEC.
You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551.